Nationwide Ziegler NYSE Arca Tech 100 Index Fund Summary Prospectus November 28, 2014

Class/Ticker A NWJCX C NWJDX Institutional Class NWJEX Institutional Service Class NWJFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 28, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 71 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.30%	0.27%	0.19%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.89%	1.61%	0.53%	0.66%

1	“Other expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 74 of the Prospectus.

SP-HM-ATX (11/14)

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$661	$843	$1,040	$1,608
Class C shares	264	508	876	1,911
Institutional Class shares	54	170	296	665
Institutional Service Class shares	67	211	368	822

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$164	$508	$876	$1,911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 21.68% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all (at least 90%) of its assets in nearly all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Concentration risk – The risk associated with exposure to any one industry or sector. The Fund focuses its investments (i.e., invests more than 25% of its net assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The Fund has adopted the historical performance of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track NYSE Arca Tech 100 Index Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The

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table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    21.08% – 1st qtr. 2012

Worst quarter:    -22.21% – 4th qtr. 2008

Year-to-date total return as of September 30, 2014:    9.18%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to July 23, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	27.04%	21.63%	8.56%
Class A shares – After Taxes on Distributions	26.97%	21.61%	8.55%
Class A shares – After Taxes on Distributions and Sales of Shares	15.36%	17.78%	7.02%
Class C shares	32.64%	22.28%	8.44%
Institutional Class shares	34.88%	23.34%	9.32%
Institutional Service Class shares	34.80%	23.33%	9.31%
NYSE Arca Tech 100 Index (The Index does not pay sales charges, fees, expenses or taxes.)	34.24%	23.21%	9.53%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Ziegler Capital Management, LLC (“Ziegler“)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Donald J. Nesbitt	Chief Investment Officer – Core & Value Equities, Ziegler	Since 2009
Mikhail I. Alkhazov	Vice President and Portfolio Manager, Ziegler	Since 2009

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

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In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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